Capital Group Core Equity ETF
Investment portfolio
August 31, 2023
unaudited
Common stocks 96.28% Information technology 20.89%	Shares	Value (000)
Microsoft Corp.	247,211	$81,026
Broadcom, Inc.	69,135	63,804
Apple, Inc.	80,491	15,122
Accenture PLC, Class A	33,578	10,871
Adobe, Inc.[1]	15,963	8,929
ASML Holding NV	12,855	8,474
Applied Materials, Inc.	50,332	7,689
NVIDIA Corp.	14,797	7,303
Taiwan Semiconductor Manufacturing Company, Ltd.	396,000	6,827
SK hynix, Inc.	59,316	5,466
Arista Networks, Inc.[1]	27,151	5,301
ServiceNow, Inc.[1]	7,885	4,643
Analog Devices, Inc.	19,370	3,521
Salesforce, Inc.[1]	15,345	3,398
GoDaddy, Inc., Class A1	46,760	3,390
QUALCOMM, Inc.	27,215	3,117
		238,881
Industrials 15.66%
General Electric Co.	214,913	24,599
Carrier Global Corp.	330,352	18,979
TransDigm Group, Inc.[1]	15,892	14,364
RTX Corp.	124,347	10,699
Automatic Data Processing, Inc.	36,926	9,402
General Dynamics Corp.	41,142	9,324
Northrop Grumman Corp.	17,454	7,559
GFL Environmental, Inc., subordinate voting shares	222,569	7,211
TFI International, Inc.	49,766	6,786
Waste Connections, Inc.	48,545	6,650
Broadridge Financial Solutions, Inc.	30,667	5,711
ITT, Inc.	54,369	5,561
Old Dominion Freight Line, Inc.	12,457	5,324
Airbus SE, non-registered shares	34,841	5,115
Lincoln Electric Holdings, Inc.	26,348	5,071
United Rentals, Inc.	10,547	5,026
Equifax, Inc.	23,969	4,954
Safran SA	28,571	4,594
L3Harris Technologies, Inc.	25,222	4,492
United Airlines Holdings, Inc.[1]	79,372	3,954
Woodward, Inc.	30,320	3,923
Waste Management, Inc.	24,113	3,780
Norfolk Southern Corp.	14,787	3,031
Concentrix Corp.	35,917	2,867
		178,976
Capital Group Core Equity ETF — Page 1 of 6

unaudited
Common stocks (continued) Health care 13.18%	Shares	Value (000)
Abbott Laboratories	252,423	$25,974
UnitedHealth Group, Inc.	51,728	24,652
AbbVie, Inc.	138,411	20,341
Eli Lilly and Company	22,190	12,298
GE HealthCare Technologies, Inc.[1]	166,481	11,729
Novo Nordisk AS, Class B	56,443	10,462
Thermo Fisher Scientific, Inc.	18,086	10,076
Danaher Corp.	35,887	9,510
Humana, Inc.	17,167	7,925
AstraZeneca PLC	52,438	7,083
Bristol-Myers Squibb Company	95,909	5,913
Regeneron Pharmaceuticals, Inc.[1]	4,354	3,598
Pfizer, Inc.	32,906	1,164
		150,725
Financials 11.05%
Mastercard, Inc., Class A	62,734	25,887
JPMorgan Chase & Co.	122,612	17,942
Visa, Inc., Class A	46,564	11,440
Marsh & McLennan Companies, Inc.	56,134	10,946
Arthur J. Gallagher & Co.	42,673	9,835
Chubb, Ltd.	31,879	6,404
BlackRock, Inc.	8,685	6,084
Wells Fargo & Company	130,058	5,370
FleetCor Technologies, Inc.[1]	17,713	4,813
Aon PLC, Class A	14,402	4,801
Global Payments, Inc.	37,717	4,778
B3 SA - Brasil, Bolsa, Balcao	1,797,032	4,692
Morgan Stanley	48,961	4,169
State Street Corp.	48,175	3,312
Webster Financial Corp.	77,526	3,288
Blue Owl Capital, Inc., Class A	210,805	2,519
		126,280
Communication services 10.20%
Alphabet, Inc., Class A1	218,162	29,707
Alphabet, Inc., Class C1	160,763	22,081
Meta Platforms, Inc., Class A1	69,616	20,599
Comcast Corp., Class A	390,390	18,255
Netflix, Inc.[1]	29,593	12,834
Charter Communications, Inc., Class A1	12,456	5,457
Electronic Arts, Inc.	40,970	4,915
Take-Two Interactive Software, Inc.[1]	19,045	2,708
		116,556
Consumer discretionary 8.82%
Amazon.com, Inc.[1]	236,258	32,606
Royal Caribbean Cruises, Ltd.[1]	104,639	10,353
Hilton Worldwide Holdings, Inc.	54,603	8,117
Starbucks Corp.	83,200	8,107
Home Depot, Inc.	20,174	6,664
General Motors Company	175,418	5,878
Churchill Downs, Inc.	45,762	5,733
Wyndham Hotels & Resorts, Inc.	75,142	5,665
InterContinental Hotels Group PLC	67,046	5,057
Capital Group Core Equity ETF — Page 2 of 6

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Chipotle Mexican Grill, Inc.[1]	2,025	$3,901
NIKE, Inc., Class B	32,911	3,347
Burlington Stores, Inc.[1]	16,616	2,696
Entain PLC	182,851	2,681
		100,805
Consumer staples 5.11%
Philip Morris International, Inc.	259,059	24,885
British American Tobacco PLC	439,300	14,594
Molson Coors Beverage Company, Class B, restricted voting shares	93,544	5,939
Dollar Tree Stores, Inc.[1]	45,386	5,554
General Mills, Inc.	61,961	4,192
Anheuser-Busch InBev SA/NV	56,313	3,206
		58,370
Energy 4.00%
Chevron Corp.	83,925	13,520
Canadian Natural Resources, Ltd. (CAD denominated)	171,465	11,094
ConocoPhillips	89,609	10,666
Baker Hughes Co., Class A	221,540	8,018
TC Energy Corp.	68,115	2,460
		45,758
Utilities 3.16%
PG&E Corp.[1]	669,297	10,910
Edison International	111,423	7,671
Constellation Energy Corp.	49,795	5,187
Sempra	70,070	4,920
CenterPoint Energy, Inc.	138,022	3,849
Engie SA	179,446	2,897
AES Corp.	41,645	747
		36,181
Materials 2.53%
Linde PLC	28,608	11,072
LyondellBasell Industries NV	48,501	4,790
Celanese Corp.	37,627	4,755
Corteva, Inc.	67,377	3,403
ATI, Inc.[1]	63,441	2,876
Vale SA (ADR), ordinary nominative shares	156,549	2,062
		28,958
Real estate 1.68%
Equinix, Inc. REIT	12,572	9,824
VICI Properties, Inc. REIT	303,081	9,347
		19,171
Total common stocks (cost: $967,102,000)		1,100,661
Capital Group Core Equity ETF — Page 3 of 6

unaudited
Short-term securities 3.74% Money market investments 3.74%	Shares	Value (000)
Capital Group Central Cash Fund 5.39%[2,3]	427,863	$42,786
Total short-term securities (cost: $42,780,000)		42,786
Total investment securities 100.02% (cost: $1,009,882,000)		1,143,447
Other assets less liabilities (0.02)%		(201)
Net assets 100.00%		$1,143,246
Investments in affiliates3

	Value of affiliate at 6/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 8/31/2023 (000)	Dividend income (000)
Short-term securities 3.74%
Money market investments 3.74%
Capital Group Central Cash Fund 5.39%[2]	$44,001	$33,726	$34,947	$2	$4	$42,786	$560
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at August 31, 2023.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Core Equity ETF — Page 4 of 6

unaudited
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2023, all of the fund’s investments were classified as Level 1.
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Capital Group Core Equity ETF — Page 5 of 6

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2023 Capital Group. All rights reserved.
ETGEFP1-301-1023O-S96514	Capital Group Core Equity ETF — Page 6 of 6